                                                  [KEY LOGO APPEARS HERE]

NEWS                                              KEYCORP
                                                  127 Public Square
                                                  Cleveland, Ohio 44114-1306





Media Contacts:                    	Analyst Contacts:
	John Fuller	(216) 689-8140	        Lee Irving     (216) 689-3564
	Bill Murschel	(216) 689-0457	      Norm Malek     (216) 689-3468
				                               	Laurie Counsel (216) 689-4911

Web Site:	http://www.keybank.com

FOR IMMEDIATE RELEASE

                KEYCORP REPORTS RECORD EARNINGS PER SHARE

* Second quarter EPS of $1.02, up 11% from the year-ago quarter
* Strength in revenues, earning asset growth; efficiency ratio shows continued improvement
* Rapid progress made on transforming Key's branch network to a single nationwide organization

	CLEVELAND, July 17, 1997 -- KeyCorp (NYSE: KEY) today reported second quarter earnings of $223 million, up from $217 million in the second quarter of 1996. Earnings per common share rose 11 percent to a record $1.02, up from $0.92 reported for the year-ago quarter. For the first half of 1997, earnings were $435 million, or $1.98 per common share, compared with $425 million, or $1.80 per common share, for the same period last year.

     "The strong earnings performance for the second quarter reflected continued growth in earning assets and fee income, as well as early momentum resulting from our organizational and cost control initiatives," said Robert
W. Gillespie, KeyCorp chairman and chief executive officer. "Reflecting progress in our expense control efforts, our efficiency ratio continues to improve, decreasing 126 basis points during the quarter to 57.66 percent, over 280 basis points better than the 60.50 percent of second quarter 1996."

    	Gillespie continued, "In August, our KeyCenter network will operate as a single national financial services company, offering greater convenience and service to our clients through a single streamlined organization. We are confident that our efforts to reconfigure Key's operating

                                 --more--

KeyCorp Reports Second Quarter 1997 Earnings
July 17, 1997
Page 2

framework place us in the forefront of the banking industry's evolution in the highly competitive national financial services marketplace. While this restructuring has penalized prior periods' financial performance, we now feel well positioned to build market share while many competitors begin a similar process. In connection with the transformation to a nationwide structure announced last November, we are on target with our reorganization and expense control efforts, and we have consolidated 117 KeyCenters and sold or reached agreements to sell another 96. Efforts like these free up capital to redeploy in businesses with higher growth opportunities, such as Champion Mortgage Co., Inc., which we recently agreed to acquire, and Leasetec, an acquisition we closed earlier this month."

     Key's second quarter return on average total assets was 1.32 percent, compared with 1.35 percent in the year-ago quarter and 1.30 percent in the 1997 first quarter. The return on average common equity was 18.9 percent, up from 17.1 percent in the prior-year quarter and 18.1 percent in the previous quarter.

    	Net interest income for the second quarter of 1997 totaled $696 million, up slightly from the prior quarter as a 6 basis point reduction in the net interest margin was more than offset by a $1.3 billion, or annualized 8 percent, increase in average earning assets (primarily loans). Excluding the impact of sales and securitizations, average loans, excluding single family mortgages and loans held for sale, rose $1.3 billion during the second quarter, resulting in an annualized growth rate of 13 percent for those loans. Relative to the second quarter of 1996, net interest income rose $14 million, or 2 percent, as the effect of an 11 basis point decline in the net interest margin was more than countered by the 4 percent (8 percent adjusted for loan sales and securitizations) growth in average earning assets.

     Noninterest income for the 1997 second quarter totaled $288 million, up $24 million, or 9 percent, from the year-ago quarter and up $29 million, or 11 percent, from this year's first quarter. Primary contributors to the year-over-year increase were growth in venture capital income and various other service and advisory fees, which led to a $19 million increase in other noninterest income. Furthermore, income from corporate owned life insurance rose by $6 million and insurance and brokerage income rose by $5 million. These increases were partially offset by an $11 million decrease in loan securitization income, due in part to the impact of a new accounting standard which took effect on January 1, 1997. Included in other noninterest income for the second quarter was a branch sale gain of $10 million in 1997 and an $8 million gain from the sale of a Florida savings bank in 1996. The branch sale gain and growth in an array of service and advisory fees were primarily

                                 --more--

KeyCorp Reports Second Quarter 1997 Earnings
July 17, 1997
Page 3


responsible for the strong increase in noninterest income relative to the first quarter.

    	Noninterest expense for the 1997 second quarter totaled $582 million, up less than 1 percent from $579 million recorded a year ago. Excluding capital securities distributions of $11 million recorded in the second quarter of 1997, noninterest expense was below the second quarter 1996 level by $8 million, or 1 percent, due primarily to a decrease in personnel expense, reflecting a 9 percent reduction in full-time equivalent employees since
June 30, 1996. Compared with the prior quarter, noninterest expense showed a modest $7 million, or 1 percent increase, despite the impact of annual merit increases which took effect on April 1 for a significant part of Key's payroll.

    	During the second quarter Key repurchased nearly 2 million of its common shares in connection with the anticipated closing of the Champion acquisition in the third quarter and as part of the continuation of its 1997 share buyback program.

    	The provision for loan losses for the 1997 second quarter was $75 million, up from $67 million in the previous quarter and $10 million higher than second quarter net charge-offs. Net loan charge-offs for the quarter were $65 million, or 0.52 percent of average loans, little changed from $67 million, or 0.55 percent, for the prior quarter. Nonperforming assets ended the second quarter at $433 million, or 0.84 percent of loans plus other real estate owned and other nonperforming assets compared with $425 million, or
0.85 percent, at March 31, 1997. At June 30, 1997, the allowance for loan losses was 1.70 percent of period end loans, with the nonperforming loan coverage ratio at 237 percent.

                                     # # #

KeyCorp Reports Second Quarter 1997 Earnings
July 17, 1997
Page 4
                  Financial Highlights
     (dollars in millions, except per share amounts)

                                             Three months ended
                                       -------------------------------
                                        6-30-97    3-31-97    6-30-96
                                       ---------  ---------  ---------
Summary of operations
   Net interest income (TE)                 $707       $700       $694
   Provision for loan losses                  75         67         47
   Noninterest income                        288        259        264
   Noninterest expense                       582        575        579
   Net income                                223        212        217

Per Common Share
   Net income                             $ 1.02     $  .96     $  .92
   Cash dividends                            .42        .42        .38
   Book value at period end                22.04      21.29      21.63
   Market price at period end              55.88      48.75      38.75

At period end
   Full-time equivalent employees         25,882     26,603     28,319
   Full-service banking offices            1,130      1,161      1,239

Performance ratios
   Return on average total assets           1.32 %     1.30 %     1.35 %
   Return on average common equity         18.85      18.07      17.15
   Return on average total equity          18.85      18.07      16.93
   Efficiency (1)                          57.66      58.92      60.50
   Overhead (2)                            41.02      43.71      45.53
   Net interest margin (TE)                 4.69       4.75       4.80

Capital ratios at period end
   Equity to assets (3)                     6.91 %     6.88 %     7.71 %
   Tangible equity to tangible assets (3)   5.67       5.58       6.27
   Tier 1 risk-adjusted capital (4)         7.26       7.47       7.60
   Total risk-adjusted capital (4)         11.82      12.31      11.72
   Leverage (4)                             6.67       6.68       6.43


(1) Calculated as noninterest expense (excluding certain nonrecurring charges and distributions on capital securities) divided by taxable-equivalent net interest income plus noninterest income (excluding net securities transactions and gain on branch sales).

(2) Calculated as noninterest expense (excluding certain nonrecurring charges and distributions on capital securities) less noninterest income (excluding net securities transactions and gain on branch sales) divided by taxable-equivalent net interest income.

(3) Including capital securities receiving Tier I treatment, these ratios at 6-30-97 are 7.63% and 6.39%, respectively, and at 3-31-97 are 7.62%
     and 6.32%, respectively.

(4)  6-30-97 ratio is estimated.

TE = Taxable Equivalent


KeyCorp Reports Second Quarter 1997 Earnings
July 17, 1997
Page 5

                            Financial Highlights
            (dollars in millions, except per share amounts)


                                               Three months ended
                                           ---------------------------
                                           6-30-97  3-31-97    6-30-96
                                           -------  -------    -------
Asset quality
   Net loan charge-offs                       $ 65     $ 67       $ 46
   Net loan charge-offs to average loans       .52 %    .55 %      .38 %
   Allowance for loan losses                  $880     $870       $870
   Allowance for loan losses to
     period end loans                         1.70 %   1.75 %     1.82 %
   Allowance for loan losses to
     nonperforming loans                    236.56   234.50     266.87
   Nonperforming loans at period end          $372     $371       $326
   Nonperforming assets at period end          433      425        371
   Nonperforming loans to period end loans     .72 %    .75 %      .68 %
   Nonperforming assets to period end
     loans plus OREO and other nonperforming
     assets                                    .84      .85        .77



                                                     Six months ended
                                                    ------------------
                                                    6-30-97    6-30-96
                                                    -------    -------
Summary of operations
   Net interest income (TE)                          $1,407     $1,376
   Provision for loan losses                            142         91
   Noninterest income                                   547        513
   Noninterest expense                                1,157      1,149
   Net income                                           435        425


Per Common Share
   Net income                                         $1.98      $1.80
   Cash dividends                                       .84        .76

Performance ratios
   Return on average total assets                      1.31 %     1.32 %
   Return on average common equity                    18.46      16.78
   Return on average total equity                     18.46      16.58
   Efficiency (1)                                     58.28      60.86
   Overhead (2)                                       42.36      46.29
   Net interest margin (TE)                            4.72       4.75

Asset quality
   Net loan charge-offs                                $132        $89
   Net loan charge-offs to average loans                .54 %      .37 %


KeyCorp Reports Second Quarter 1997 Earnings
July 17, 1997
Page 6
                            Consolidated Balance Sheets
        			                     (dollars in millions)

                                                 6-30-97  3-31-97  6-30-96
                                                 -------  -------  -------
Assets
   Loans                                         $51,644  $49,724  $47,928
   Investment securities                           1,484    1,628    1,714
   Securities available for sale                   7,727    7,971    7,251
   Short-term investments                            653      502      511
                                                 -------  -------  -------
      Total earning  assets                       61,508   59,825   57,404
   Allowance for loan losses                        (880)    (870)    (870)
   Cash and due from banks                         2,911    3,242    3,061
   Premises and equipment                          1,025    1,057    1,032
   Goodwill                                          795      811      844
   Other intangible assets                           123      130      154
   Corporate owned life insurance                  1,562    1,535    1,192
   Other assets                                    2,628    2,163    1,947
                                                 -------  -------  -------
      Total assets                               $69,672  $67,893  $64,764
                                                 =======  =======  =======


Liabilities
   Deposits in domestic offices:
      Noninterest-bearing                        $ 9,519  $ 8,986  $ 8,877
      Interest-bearing                            33,655   34,318   34,448
   Deposits in foreign offices-interest-bearing    1,452      935    1,092
                                                 -------  -------  -------
      Total deposits                              44,626   44,239   44,417
   Federal funds purchased and securities
    sold under repurchase agreements               6,830    7,509    6,171
   Other short-term borrowings                     5,447    4,261    3,408
   Other liabilities                               2,023    1,936    1,598
   Long-term debt                                  5,182    4,774    4,174
                                                 -------  -------  -------
      Total liabilities                           64,108   62,719   59,768

Capital securities of subsidiary trusts              750      500       --

Shareholders' equity                               4,814    4,674    4,996

        Total liabilities, capital securities
          of subsidiary trusts and               -------  -------  -------
          shareholders' equity                   $69,672  $67,893  $64,764
                                                 =======  =======  =======

Common Shares outstanding (000)                  218,380  219,582  230,979


KeyCorp Reports Second Quarter 1997 Earnings
July 17, 1997
Page 7
                             Consolidated Statements of Income
                    (dollars in millions, except per share amounts)


                                                    Three months ended
                                                --------------------------
                                                6-30-97  3-31-97   6-30-96
                                                -------  -------   -------
Interest income                                  $1,295   $1,255    $1,234

Interest expense                                    599      566       552
                                                -------  -------   -------
Net interest income                                 696      689       682
Provision for loan losses                            75       67        47
                                                -------  -------   -------
                                                    621      622       635

Noninterest income
   Service charges on deposit accounts               74       71        72
   Trust and asset management income                 64       64        61
   Credit card fees                                  25       23        24
   Insurance and brokerage income                    21       21        16
   Corporate owned life insurance income             21       19        15
   Loan securitization income                         3        1        14
   Net securities gains                              --       --         1
   Other income                                      80       60        61
                                                -------  -------   -------
      Total noninterest income                      288      259       264

Noninterest expense
   Personnel                                        283      290       298
   Net occupancy                                     54       56        54
   Equipment                                         44       43        40
   Amortization of intangibles                       21       21        22
   Professional fees                                 13       11        13
   Marketing                                         22       21        17
   Other expense                                    145      133       135
                                                -------  -------   -------
      Total noninterest expense                     582      575       579
                                                -------  -------   -------

Income before income taxes                          327      306       320
   Income taxes                                     104       94       103
                                                -------  -------   -------
Net income                                        $ 223    $ 212     $ 217
                                                =======  =======   =======

Net income applicable to Common Shares             $223     $212      $213
Net income per Common Share                        1.02      .96       .92

Wtd. avg. Common Shares outstanding (000)        218,973  221,670  231,341
Taxable-equivalent adjustment                        $11      $11      $12


KeyCorp Reports Second Quarter 1997 Earnings
July 17, 1997
Page 8

                        CONSOLIDATED STATEMENTS OF INCOME
              (dollars in millions, except per share amounts)


                                                          Six months ended
                                                         -----------------
                                                          6-30-97  6-30-96
                                                         -------   -------
Interest Income                                           $2,550    $2,470

Interest Expense                                           1,165     1,119
                                                         -------   -------
Net Interest Income                                        1,385     1,351
Provision for loan losses                                    142        91
                                                         -------   -------

                                                           1,243     1,260

Noninterest Income
   Service charges on deposit accounts                       145       144
   Trust and asset management income                         128       119
   Credit card fees                                           48        44
   Insurance and brokerage income                             42        34
   Corporate owned life insurance income                      40        27
   Loan securitization income                                  4        27
   Net securities gains                                       --         1
   Other income                                              140       117
                                                         -------   -------
      Total noninterest income                               547       513

Noninterest Expense
   Personnel                                                 573       589
   Net occupancy                                             110       108
   Equipment                                                  87        78
   Amortization of intangibles                                42        44
   Professional fees                                          24        29
   Marketing                                                  43        38
   Other expense                                             278       263
                                                         -------   -------
     Total noninterest expense                             1,157     1,149
                                                         -------   -------
Income before income taxes                                   633       624
   Income taxes                                              198       199
                                                         -------   -------
Net income                                                $  435    $  425
                                                         =======   =======

Net income applicable to Common Shares                      $435      $417
Net income per Common Share                                 1.98     $1.80


Wtd. avg. Common Shares outstanding (000)                220,314   232,220
Taxable-equivalent adjustment                                $22       $25


KeyCorp Reports Second Quarter 1997 Earnings
July 17, 1997
Page 9
                      Consolidated Quarterly Average Balance Sheets
                                      (in millions)

                                                     Three months ended
                                                 -------------------------
                                                 6-30-97  3-31-97  6-30-96
                                                 -------  -------  -------
Assets
   Loans                                         $50,373  $49,215  $48,292
   Investment securities                           1,601    1,617    1,673
   Securities available for sale                   7,822    7,800    7,410
   Short-term investments                            497      411      491
                                                 -------  -------  -------
       Total earning assets                       60,293   59,043   57,866
   Allowance for loan losses                        (866)    (868)    (877)
   Cash and due from banks                         2,556    2,562    2,468
   Other assets                                    5,795    5,617    5,166
                                                 -------  -------  -------
      Total assets                               $67,778  $66,354  $64,623
                                                 =======  =======  =======

Liabilities
   Deposits in domestic offices:
      Noninterest-bearing                        $ 8,432  $ 8,408  $ 8,202
      Interest-bearing                            34,072   34,245   35,569
   Deposits in foreign offices-interest-bearing    2,361    1,150    1,154
                                                 -------  -------  -------
      Total deposits                              44,865   43,803   44,925
   Federal funds purchased and securities
     sold under repurchase agreements              6,461    7,028    5,899
   Other short-term borrowings                     4,350    3,912    2,922
   Other liabilities                               1,998    1,867    1,571
   Long-term debt                                  4,772    4,486    4,152
                                                 -------  -------  -------
      Total liabilities                           62,446   61,096   59,469

Capital securities of subsidiary trusts              588      500       --

Shareholders' equity
   Preferred stock                                    --       --      158
   Common equity                                   4,744    4,758    4,996
                                                 -------  -------  -------
      Total shareholders' equity                   4,744    4,758    5,154
                                                 -------  -------  -------
      Total liabilities, capital securities
        of subsidiary trusts and
        shareholders' equity                     $67,778  $66,354  $64,623
                                                 =======  =======  =======


KeyCorp Reports Second Quarter 1997 Earnings
July 17, 1997
Page 10

           Consolidated Year-to-date Average Balance Sheets
                             (in millions)

                                                          Six months ended
                                                          ----------------
                                                          6-30-97  6-30-96
                                                          -------  -------
Assets
   Loans                                                  $49,797  $48,222
   Investment securities                                    1,609    1,679
   Securities available for sale                            7,811    7,637
   Short-term investments                                     454      499
                                                          -------  -------
      Total earning assets                                 59,671   58,037
   Allowance for loan losses                                 (867)    (876)
   Cash and due from banks                                  2,559    2,565
   Other assets                                             5,707    5,141
                                                          -------  -------
      Total assets                                        $67,070  $64,867
                                                          =======  =======


Liabilities
   Deposits in domestic offices:
      Noninterest-bearing                                 $ 8,420  $ 8,205
      Interest-bearing                                     34,158   36,086
   Deposits in foreign offices-interest-bearing             1,759    1,001
                                                          -------  -------
      Total deposits                                       44,337   45,292
   Federal funds purchased and securities
    sold under repurchase agreements                        6,743    5,795
   Other short-term borrowings                              4,132    2,936
   Other liabilities                                        1,933    1,561
   Long-term debt                                           4,630    4,127
                                                          -------  -------
      Total liabilities                                    61,775   59,711

Capital securities of subsidiary trusts                       544       --

Shareholders' equity
   Preferred stock                                             --      159
   Common equity                                            4,751    4,997
                                                          -------  -------
      Total shareholders' equity                            4,751    5,156

      Total liabilities, capital securities
        of subsidiary trusts and                          -------  -------
        shareholders' equity                              $67,070  $64,867
                                                          =======  =======